UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 9, 2008

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

THE GENLYTE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-16960	22-2584333

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY	40223

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	502-420-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 8.01 Other Events.

As previously announced, on November 25, 2007, The Genlyte Group Incorporated, a Delaware corporation (“Genlyte” or the “Company”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Philips Holding USA Inc. (“Parent”), a Delaware corporation, and Golf Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub” or “Purchaser”). Pursuant to the Merger Agreement, Merger Sub has commenced a tender offer (“Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share, of Genlyte (the “Common Shares”), including, if any, the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of September 13, 1999, between Genlyte and The Bank of New York (such rights together with the Common Shares, the “Shares”) at a purchase price of $95.50 per Share in cash, net to the seller, without interest and subject to applicable withholding of taxes. The Offer is subject to customary closing conditions, including, as previously reported, any mandatory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the purchase of the Shares pursuant to the Offer having expired or been terminated and certain other required filings in jurisdictions outside the United States having been made, and any approvals relating to such filings having been obtained or, if applicable, any mandatory waiting periods related to such filings having expired (the “Regulatory Approvals Condition”).

As of January 9, 2008, the Regulatory Approvals Condition has been fully satisfied, based on all required regulatory approvals having been obtained (or waiver by Purchaser of the condition with respect to certain of such approvals).

Important Additional Information Filed with the Securities and Exchange Commission (“SEC”).

This filing is neither an offer to purchase nor a solicitation of an offer to sell the Common Shares. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER AVAILABLE THROUGH THE SEC AND/OR THE COMPANY. The tender offer statement has been filed by Merger Sub on Schedule TO with the SEC, and the solicitation/recommendation statement has been filed by the Company on Schedule 14D-9 with the SEC. Investors and security holders may obtain a free copy of these statements and other documents filed by the Company or Merger Sub with the SEC at the website maintained by the SEC at www.sec.gov. The tender offer statement and related materials, solicitation/recommendation statement, and such other documents may be obtained for free by directing such requests to The Genlyte Group Incorporated, 10350 Ormsby Park Place, Suite 601, Louisville, KY, (502) 420-9502, Attention: William G. Ferko.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED
(Registrant)

Dated: January 9, 2008	By:	/s/ Daniel R. Fuller

Name: Daniel R. Fuller
Title: Vice President and General Counsel